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Exhibit 99.8

LETTER OF TRANSMITTAL

ARD FINANCE S.A.

OFFER TO EXCHANGE ALL OUTSTANDING
$770,000,000 7.125% / 7.875% SENIOR SECURED TOGGLE NOTES DUE 2023
€845,000,000 6.625% / 7.375% SENIOR SECURED TOGGLE NOTES DUE 2023

FOR AN EQUAL PRINCIPAL AMOUNT OF
7.125% / 7.875% SENIOR SECURED TOGGLE NOTES DUE 2023
6.625% / 7.375% SENIOR SECURED TOGGLE NOTES DUE 2023
WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

Pursuant to the Prospectus dated                        , 2017

        THE EXCHANGE OFFER FOR THE OLD DOLLAR NOTES WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON                        , 2017, UNLESS EXTENDED (THE "DOLLAR EXPIRATION DATE") AND THE EXCHANGE OFFER FOR THE OLD EURO NOTES WILL EXPIRE AT 5:00 P.M., LONDON TIME, ON                        , 2017 (THE "EURO EXPIRATION DATE" AND, TOGETHER WITH THE DOLLAR EXPIRATION DATE, THE "EXPIRATION DATES" AND EACH, AN "EXPIRATION DATE"), IN EACH CASE UNLESS EXTENDED BY US IN OUR SOLE DISCRETION.

        The information agent and depositary agent for the exchange offers is Global Bondholder Services Corporation (the "information agent and depositary agent").

By Facsimile Transmission: (For Eligible Institutions Only) +1 (212) 430-3775/3779	By Overnight or Hand Delivery or Mail: Global Bondholder Services Corporation 65 Broadway—Suite 404 New York, New York 10006
Confirm by Telephone: +1 (212) 430-3774

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

        The undersigned acknowledges that he or she has received and reviewed the prospectus, dated                        , 2017 (the "Prospectus"), of ARD Finance S.A., a Luxembourg public limited liability company (société anonyme) (the "Company"), and this letter of transmittal (this "Letter"), which together constitute the Company's offers (the "exchange offers") to exchange all of the Company's outstanding unregistered $770,000,000 in aggregate principal amount of 7.125% / 7.875% Senior Secured Toggle Notes due 2023 (the "Old Dollar Notes") and €845,000,000 in aggregate principal amount of 6.625% / 7.375% Senior Secured Toggle Notes due 2023 (the "Old Euro Notes" and, together with the Old Dollar Notes, the "Old Notes"), issued on September 16, 2016, for an equal principal amount of the Company's new, registered 7.125% / 7.875% Senior Secured Toggle Notes due 2023 (CUSIP No. 00191A AC0; ISIN No. US00191AAC09) (the "New Dollar Notes") or 6.625% / 7.375% Senior Secured Toggle Notes due 2023 (ISIN No. XS1599275986; Common Code 159927598) (the "New Euro Notes" and, together with the New Dollar Notes, the "New Notes"). In this Letter, the Old Notes and the New Notes are referred to together as the "Notes."

        For each Old Note accepted for exchange, the Holder (as defined herein) of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Interest on the New Notes will be payable semi-annually in arrears from March 15, 2017 or from the most recent interest payment date to which interest on the Notes has been paid or provided for, whichever is the later. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the applicable exchange offer will receive interest accrued from March 15, 2017 or from the most recent date to which interest on the Notes has been paid or provided for, whichever is the later. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the exchange offers and will be cancelled. The initial interest payment on the New Notes will include all accrued and unpaid interest on the Old Notes exchanged therefor, and no separate payment of accrued and unpaid interest will be made with respect to any Old Notes that are exchanged in the exchange offers. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the applicable exchange offer.

        This Letter is to be completed by a Holder of Old Notes if certificates are to be forwarded herewith. Holders of Old Dollar Notes that are tendering by book-entry transfer to the account maintained by the information agent and depositary agent at The Depository Trust Company ("DTC") can execute the tender through DTC's Automated Tender Offer Program ("ATOP"), for which this transaction will be eligible, pursuant to the procedures set forth in "The Exchange Offers—Procedures for Tendering Old Notes" and "The Exchange Offers—Book-entry Transfer" sections of the Prospectus. Holders of Old Euro Notes that are tendering by book-entry transfer to the applicable account maintained by the information agent and depositary agent at Euroclear Bank SA/NV ("Euroclear") or Clearstream Banking, société anonyme ("Clearstream Banking"), can execute the tender pursuant to the procedures set forth in "The Exchange Offers—Procedures for Tendering Old Notes" and "The Exchange Offers—Book-entry Transfer" sections of the Prospectus. In this Letter DTC, Euroclear and Clearstream Banking are referred to collectively as "book-entry transfer facilities" and each, individually, as a "book-entry transfer facility." The Company has not provided guaranteed delivery procedures in conjunction with the exchange offers or under any of the Prospectus, this Letter or any other materials provided in connection with the exchange offers. Delivery of documents to a book-entry transfer facility does not constitute delivery to the information agent and depositary agent.

        Tenders by book-entry transfer shall be made by delivering an agent's message, in respect of Old Dollar Notes, or electronic acceptance instruction, in respect of Old Euro Notes, in lieu of this Letter. The term "agent's message" means a message transmitted by DTC, received by the information agent and depositary agent and forming part of the book-entry confirmation, to the effect that DTC has received an express acknowledgment from a participant in its ATOP system that is tendering Old Dollar Notes that are the subject of the book-entry confirmation, the participant has received and agrees to be bound by the terms of the Prospectus and this Letter and the agreement may be enforced against that participant. The term "electronic acceptance instruction" means an instruction transmitted by Euroclear or Clearstream, as applicable, received by the information agent and depositary agent for the Old Euro Notes and forming a part of the book-entry confirmation, that states that Euroclear or Clearstream, as applicable, has received an express acknowledgment from a participant in Euroclear or Clearstream, as the case may be, that such participant is tendering Old Euro Notes that are the subject of the book-entry confirmation, the participant has received and agrees to be bound by the terms and subject to the conditions set forth in the Prospectus and in this Letter and the Company may enforce that agreement against such participant and including any additional information specified in "The Exchange Offers—Procedures for Tendering Old Notes—How to Tender Old Euro Notes."

        As used in this Letter, the term "Holder" with respect to the exchange offers means any person in whose name Old Notes are registered on the books of the Company or, with respect to interests in a global Note held by a book-entry transfer facility, any participant in such book-entry transfer facility listed in the records of such book-entry transfer facility as holding an interest in such global Note. The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the applicable exchange offer.

        List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Old Notes	Principal Amount Tendered**

*	Do not complete if Old Notes are being tendered by book-entry transfer.
**	A holder will be deemed to have tendered ALL Old Notes unless a lesser amount is specified in this column. See Instruction 2. Old Dollar Notes may be tendered only in minimum amounts of $200,000 and integral multiples of $1 in excess thereof. Old Euro Notes may be tendered only in minimum amounts of €100,000 and integral multiples of €1 in excess thereof. No alternative, conditional or contingent tenders will be accepted. Holders who tender less than all of their Old Notes must continue to hold Old Notes in at least a minimum amount of $200,000, in the case of the Old Dollar Notes, or €100,000, in the case of the Old Euro Notes. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE APPLICABLE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Book-Entry Transfer Facility

Name of Tendering Institution

Account Number	Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 5 ADDITIONAL COPIES OF THE PROSPECTUS AND 5 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the exchange offers, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated on page 3 of this Letter. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the information agent and depositary agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution (with full knowledge that the information agent and depositary agent also acts as agent of the Company), among other things, to cause the Old Notes to be assigned, transferred and exchanged. The power of attorney granted in this paragraph shall be coupled with an interest. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

        In addition to the representations in the next paragraph, the undersigned hereby further represents and acknowledges that: (1) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (2) neither the Holder of such Old Notes nor any such other person is engaging or intends to engage in the distribution of the New Notes or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of such New Notes, (3) neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company; and (4) the Holder is not acting on behalf of any person who could not truthfully make the foregoing representations.

        The undersigned acknowledges that these exchange offers are being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to unrelated third parties, that the New Notes issued pursuant to the exchange offers in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Holders are not broker-dealers, such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the SEC has not considered the exchange offers in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offers as in other circumstances. If the undersigned is not a broker-dealer, then the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If any Holder is an affiliate of the Company, or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the exchange offers, such Holder (i) cannot rely on the applicable interpretations of the staff of the SEC, (ii) is not entitled and will not be permitted to tender Old Notes in the exchange offers and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents and acknowledges that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and not from the Company or any of its affiliates and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any broker-dealer that acquired Old Notes directly from the Company may not rely on the applicable interpretations of the SEC and must comply with the registration and delivery requirements of the Securities Act (including being named as a selling security holder) in connection with any resales of the Old Notes or the New Notes.

        The Company has agreed that, subject to the provisions of the Registration Rights Agreement dated as of September 16, 2016, among the Company and Citigroup Global Markets Limited and Barclays Bank PLC, as initial purchasers of the Old Notes (the "Registration Rights Agreement"), the Prospectus, as it may be amended or supplemented from time to time, shall become and remain effective and may be used by a participating broker-dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, until the earlier of (x) 180 days after the last Exchange Date (as such term is defined in the Registration Rights Agreement) and (y) the date on which any participating broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities, subject to certain exceptions set forth below and in the Registration Rights Agreement. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Old Notes and pursuant to this Letter, agrees that, upon receipt of notice from the Company to suspend use of the Prospectus in accordance with the Registration Rights Agreement, such participating broker-dealer will suspend the sale of New Notes pursuant to the Prospectus until such participating broker-dealer's receipt of the copies of a supplemented or amended Prospectus or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Further, the Company agrees to amend or supplement the Prospectus for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to the Registration Rights Agreement). The Company agrees that the participating broker-dealers may deliver (or, to the extent permitted by law, make available) such Prospectus during such period in connection with the resales described in this paragraph.

        The undersigned acknowledges and agrees that a tender of Old Notes pursuant to any of the procedures described in the Prospectus and in this Letter and an acceptance of such Old Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offers.

        If the undersigned is not the registered holder of the Old Notes listed in the box above labeled "Description of Old Notes Tendered" under the column heading "Principal Amount Tendered" or such registered holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver this Letter in respect of such Old Notes on behalf of the registered holder thereof, and that proxy is being delivered with this Letter.

        The undersigned acknowledges that, other than in the United States, no action has been taken by the Company that would permit a public offering of the Notes in any jurisdiction where action for that purpose is required.

        The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers—Withdrawal of Tenders" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the applicable book-entry transfer facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" ON PAGE 3 OF THIS LETTER AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ON PAGE 3 OF THIS LETTER.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the undersigned, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the applicable book-entry transfer facility other than the account indicated above.

Issue:        ☐    New Notes
☐ Old Notes	To be completed ONLY if Old Notes not exchanged and/or New Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than shown in the box entitled "Description of Old Notes Tendered" on this Letter.

Issue:        ☐    New Notes
☐ Old Notes
Name(s)

(Please Type or Print)
Name(s)

(Please type or print)

Address

Address

Taxpayer Identification or Social Security No.

☐ Credit unexchanged Old Notes delivered by book-entry transfer to the applicable book-entry transfer facility account set forth below.

(Book-entry transfer facility account number, if applicable)

ALL TENDERING HOLDERS PLEASE SIGN HERE (Complete Form W-9 attached to this Letter, per Instruction 5)
X		, 2017

Date
X		, 2017

Date

Country Code, Area Code and Telephone Number

        This Letter must be signed by the registered holder(s) or participant(s) in the applicable book-entry facility exactly as the name(s) appear(s) on the Old Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

Taxpayer Identification or Social Security No.:

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed By an Eligible Institution:

(Authorized Signature)
Name and Title:

Name of Firm:

Dated: , 2017

IMPORTANT: This Letter (or a facsimile hereof), together with the certificates for Old Notes and all other required documents or a book-entry confirmation, including an agent's message or electronic acceptance instruction, as the case may be, must be received by the information agent and depositary agent on or prior to 5:00 p.m., London time, in the case of Old Euro Notes, or 5:00 p.m., New York City time, in the case of Old Dollar Notes, on the applicable Expiration Date.

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1.
Delivery of this Letter and Old Notes.

        This Letter is to be completed by Holders of Old Notes if certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers—Procedures for Tender Old Notes" and "The Exchange Offers—Book-entry Transfer" sections of the Prospectus, Holders of Old Notes must deliver a book-entry confirmation, including an agent's message or electronic acceptance instruction, as the case may be. Certificates for all physically tendered Old Notes, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), with any required signature guarantees, and any other documents required by this Letter, or a book-entry confirmation, including an agent's message or electronic acceptance instruction, as the case may be, must be received by the information agent and depositary agent on or prior to the applicable Expiration Date. Old Dollar Notes may be tendered only in minimum amounts of $200,000 and integral multiples of $1 in excess thereof. Old Euro Notes may be tendered only in minimum amounts of €100,000 and integral multiples of €1 in excess thereof. No alternative, conditional or contingent tenders will be accepted. Holders who tender less than all of their Old Notes must continue to hold Old Notes in at least a minimum amount of $200,000, in the case of the Old Dollar Notes, or €100,000, in the case of the Old Euro Notes.

        Holders who tender their Old Notes by delivering an agent's message or electronic acceptance instruction, as the case may be, do not need to submit this Letter.

        The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering Holders, and the delivery will be deemed made only when actually received or confirmed by the information agent and depositary agent. If delivery is by mail, registered mail, properly insured, with return receipt requested, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. Do not send this Letter or Old Notes to the Company.

        See "The Exchange Offers" section of the Prospectus.

2.
Partial Tenders (not applicable to Holders who tender by book-entry transfer).

        If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of the Old Notes to be tendered in the box above entitled "Description of Old Notes Tendered—Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter promptly after the applicable Expiration Date. All of the Old Notes delivered to the information agent and depositary agent will be deemed to have been tendered unless otherwise indicated.

3.
Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever. If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

        If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

        If any tendered Old Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Old Notes.

        When this Letter is signed by the registered Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of the tendered Old Notes or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required. Signatures on the Old Notes or bond power must be guaranteed by an Eligible Institution (as defined below). If this Letter is signed by a person other than the registered Holder(s) of any Old Notes specified herein, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Notes

(or security position listing) and signatures on the Old Notes or bond power must be guaranteed by an Eligible Institution.

        If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company of their authority to so act.

        Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm or other entity which is: (i) a member of a registered national securities exchange; (ii) a commercial bank or trust company having an office or correspondent in the United States; or (iii) identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (A) a bank, (B) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (C) a credit union, (D) a national securities exchange, registered securities association or clearing agency, or (E) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution").

        Signatures on this Letter need not be guaranteed by an Eligible Institution if the Old Notes are tendered: (i) by a registered Holder of Old Notes (which term, for purposes of the exchange offers, includes any participant in the applicable book-entry transfer facility whose name appears on a security position listing as the owner of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.
Special Issuance and Delivery Instructions.

        Tendering Holders of Old Notes should indicate in the applicable box on page 6 of this Letter the name and address to which New Notes issued pursuant to the exchange offers and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the applicable book-entry transfer facility as such note Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.
Backup Withholding.

        Tendering U.S. Holders (as defined in the Prospectus) of Old Notes should provide the Company with such U.S. Holder's correct Taxpayer Identification Number ("TIN") on the attached IRS Form W-9, which in the case of a tendering U.S. Holder who is an individual, is his or her social security number, and certify that the U.S. Holder is not subject to backup withholding. Failure to provide the proper information on the attached Form W-9 may subject the tendering U.S. Holder to a US$50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment.

        Each tendering Holder that is not a U.S. Holder (a "non-U.S. Holder") must submit a properly completed IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP, as applicable, to the applicable withholding agent, certifying, under penalties of perjury, to such non-U.S. Holder's foreign status in order to establish an exemption from backup withholding. Such forms may be obtained at the IRS website at http://www.irs.gov.

6.
Transfer Taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the exchange offers. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the exchange offers, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.
No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        None of the Company, the information agent and depositary agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

8.
Mutilated, Lost, Stolen or Destroyed Old Notes.

        Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the information agent and depositary agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

9.
Withdrawal Rights.

        Tenders of Old Notes may be withdrawn at any time on or prior to 5:00 p.m., London time, in the case of the Old Euro Notes, or 5:00 p.m., New York City time, in the case of the Old Dollar Notes, on the applicable Expiration Date. For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the information agent and depositary agent at the address on page 1 of this Letter or Holders must comply with the appropriate procedures of the relevant book-entry transfer facility's system, in each case on or prior to 5:00 p.m., London time, in the case of the Old Euro Notes, or 5:00 p.m., New York City time, on the applicable Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount of such Old Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on this Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offers—Book-entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the applicable book-entry transfer facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility.

        If certificates for Old Notes have been delivered or otherwise identified to the information agent and depositary agent in connection with the exchange offers and are to be withdrawn then, before the release of such certificates by the information agent and depositary agent, the Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with the signatures guaranteed by an Eligible Institution, unless the Holder is an Eligible Institution.

        All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offers and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the information agent and depositary agent's account at the applicable book-entry transfer facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offers—Procedures for Tendering Old Notes" and "The Exchange Offers—Book-entry Transfer" sections of the Prospectus, such Old Notes will be credited to an account maintained with the applicable book-entry transfer facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offers. Validly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., London time, in the case of the Old Euro Notes, or 5:00 p.m. New York City time, in the case of the Old Dollar Notes, on the applicable Expiration Date.

10.
Irregularities.

        The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not validly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the exchange offers as to any particular Old Notes either before or after the applicable Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the exchange offers). The interpretation of the terms and conditions of the exchange offers as to any particular Old Notes either before or after the applicable Expiration Date (including this Letter and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the information agent and depositary agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange nor any duty to give notification of acceptance of the tender of Old Notes, nor shall any of them incur any liability for failure to give such notification.

11.
Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the information agent and depositary agent, at the address and telephone number indicated on page 1 of this Letter.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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